                                     ANNUAL REPORT
                                     DECEMBER 31, 2002

PRUDENTIAL
TOTAL RETURN BOND FUND, INC.

FUND TYPE
Taxable Bond

OBJECTIVE
Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.               PRUDENTIAL FINANCIAL (LOGO)

Prudential Total Return Bond Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Total Return Bond Fund, Inc. (the Fund) seeks total return through a mix of current income and capital appreciation as determined by the Fund's investment adviser. This means we allocate assets primarily among debt securities, including U.S.
government securities, mortgage-related securities, corporate debt securities, and foreign securities
(mainly government). The Fund may invest up to 50% of its total assets in noninvestment-grade securities having a rating not lower than CCC--also known as high yield debt securities or "junk bonds." There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of net assets as of 12/31/02.

    37.2%   Mortgage-Backed Securities
    35.8    U.S. Corporate Bonds
     6.7    U.S. Treasury Securities
     6.6    Foreign Corporate Bonds
     3.8    Asset-Backed Securities
     3.1    Foreign Gov't Securities
     6.8    Cash & Equivalents

Portfolio composition is subject to change.

Credit Quality

Expressed as a percentage of net assets as of 12/31/02.

    40.2%   U.S. Government & Agency
     9.1    AAA
     1.7    AA
    10.7    A
    25.9    BBB
     4.1    BB
     1.5    B
     6.8    Cash & Equivalents

Credit quality is subject to change.

Ten Largest Issuers

Expressed as a percentage of net assets as of 12/31/02.

    29.4%   Federal National Mortgage Association
     6.7    United States Treasury Securities
     2.3    Federal Home Loan Mortgage Corp.
     1.6    Government National Mortgage Association
     1.6    Niagara Mohawk Power Corp.
     1.5    PNC Mortgage Acceptance Corp.
     1.5    News America, Inc.
     1.4    Citibank Credit Card, Master Trust I
     1.4    MBNA Master Credit Card Trust II
     1.4    Tele-Communications, Inc.

Holdings are subject to change.

                       www.prudential.com     (800) 225-1852

Annual Report    December 31, 2002

    Cumulative Total Returns1                         As of 12/31/02

                                       One Year      Five Years        Since Inception2
Class A                                  6.38%     29.48%  (29.17)      77.19%  (76.07)
Class B                                  5.61      25.89   (25.60)      69.17   (68.10)
Class C                                  5.85      26.37   (26.07)      69.78   (68.71)
Class Z                                  6.64      30.98   (30.67)      49.10   (48.51)
Lehman Brothers Aggregate Bond Index3   10.25           43.87                ***
Lipper General Bond Funds Avg.4          6.26           27.64                ****

    Average Annual Total Returns1                     As of 12/31/02

          One Year    Five Years    Since Inception2
Class A     2.12%    4.45% (4.40)     6.89%  (6.80)
Class B     0.61     4.56  (4.51)     6.81   (6.73)
Class C     3.81     4.58  (4.53)     6.73   (6.64)
Class Z     6.64     5.55  (5.50)     6.55   (6.49)

    Distributions and Yields                          As of 12/31/02

                    Total Distributions    30-Day
                    Paid for 12 Months    SEC Yield
    Class A               $0.68             3.80%
    Class B               $0.59             3.22
    Class C               $0.62             3.43
    Class Z               $0.71             4.21

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC, Lipper Inc., and Lehman
Brothers. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service
(12b-1) fee waiver for Class A and Class C shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 4% for Class A shares. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year.
Class B shares are subject to a CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively.
Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, B, and C, 1/10/95; and Class Z,
9/16/96. 3The Lehman Brothers Aggregate Bond Index
(the Index) is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. Investors cannot invest directly in an index. 4The Lipper General Bond Funds Average is based on the average return for all funds in each share class for the one-year, five-year, and since inception periods. Funds in the Lipper General Bond
Funds Average do not have any quality or maturity restrictions. They intend to keep the bulk of their assets in corporate and government debt issues. The returns for the Lehman Brothers Aggregate Bond Index and Lipper General Bond Funds Average would be lower if they included the effect of sales charges or operating expenses of a mutual fund, or taxes.
***Lehman Brothers Aggregate Bond Index Since
Inception returns are 93.69% for Class A, B, and C, and 62.49% for Class Z. ****Lipper General Bond Funds
Average Since Inception returns are 78.20% for Class
A, B, and C, and 44.32% for Class Z.

PRUDENTIAL FINANCIAL (LOGO)       February 12, 2003

DEAR SHAREHOLDER,
Financial markets were volatile during 2002, the reporting period of the Prudential Total Return Bond
Fund. Taking into account the U.S. fixed income market rally and the equity market decline in 2002, bonds have outperformed stocks three years in a row.
This has not happened since 1941. The period was dominated by a no-nonsense approach to investing in which high-quality debt securities and other conservative assets played an increasingly prominent role in asset allocation strategies. Bond funds benefited accordingly.

For the reporting period, the Fund's Class A shares underperformed their benchmark Lehman Brothers
Aggregate Bond Index (the Index), which holds more high-quality bonds than the Fund. However, the Fund's
Class A shares returned slightly more than the average comparable portfolio, as measured by the Lipper General Bond Funds Average.

The Fund's management team explains developments in the fixed income markets and the Fund's investments on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds and look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Prudential Total Return Bond Fund, Inc.

Prudential Total Return Bond Fund, Inc.

Annual Report    December 31, 2002

INVESTMENT ADVISER'S REPORT

U.S. BOND MARKET TRIUMPHED IN VOLATILE YEAR
Without a doubt, 2002 turned out to be another banner year for the U.S. fixed income market. Discouraged by corporate governance scandals, a third consecutive down-year in stocks, a shaky U.S.
economic recovery, and the growing threat of war with Iraq, investors flocked to U.S. Treasury securities and, to a lesser extent, federal agency securities, mortgage-backed securities, and the safest corporate bonds. This flight-to-quality trend did not benefit high yield corporate bonds because risk-averse investors avoided lower- quality assets. Junk bonds were in fact the only sector of the U.S. bond market to post a negative return in 2002.

In this challenging investment environment, we too adopted a more conservative strategy by increasing the Fund's exposure to mortgage-backed securities and reducing its exposure to corporate bonds. We favored mortgage-backed securities for two reasons--they were an alternative investment to the volatile corporate bond market and they provided higher yields than Treasuries. We emphasized recently issued mortgage-backed securities because they are backed by lower-rate home loans that are less likely to be refinanced by consumers looking to save money. As interest rates declined in 2002, investors whose mortgage-backed securities were retired early because the underlying mortgages were refinanced had to face reinvesting their money at lower rates. Our investment strategy tried to help the Fund avoid this fate.

FUND HELD TOO FEW U.S. TREASURY SECURITIES
The Fund also owned Treasuries, which are considered
to be among the safest and most liquid investments in
the world. However, because we did not think Treasuries
would perform as well as they did in 2002, we took
profits on some of them, which left the Fund with
only a modest exposure to Treasuries. This was one of
the key reasons the Fund underperformed its benchmark
Index during our reporting period.
                                                     3

Prudential Total Return Bond Fund, Inc.

Annual Report    December 31, 2002

FOCUS ON BONDS OF DEFENSIVE INDUSTRIES HELPED
As for asset allocation within corporate bonds, the Fund benefited from its exposure to consumer products, food and beverages, railroads, and other defensive industries whose revenues are less dependent on the pace of economic growth. Bonds of these businesses performed well in 2002 because they tend to be relatively stable in difficult economic times. The Fund also holds bonds of Conoco Funding
Company, Petroleos Mexicanos, and other integrated energy firms that gained in value as growing tensions in the Middle East and the upheaval in Venezuela kept oil prices higher than expected. In addition, the Fund owned bonds of Harrah's Operating Company and other gaming concerns that performed well as consumers continued to spend for leisure pursuits.

TELECOM AND CABLE BONDS DAMPENED FUND RETURNS
By contrast, exposure to certain lower-quality corporate bonds detracted from the Fund's performance relative to its benchmark Index. Most notably, bonds of telecommunications firms WorldCom, Inc. and Qwest Communications International tumbled in value after they became embroiled in accounting scandals and their ratings were slashed from investment grade to junk bond status. The telecom industry has struggled under a heavy load of debt acquired in the late 1990s when capital was readily available to finance what proved to be an oversupply of fiber optic networks. The bankruptcy of WorldCom dealt another blow to the telecom business.
In the second quarter of 2002, we sold bonds of Nextel Communications, a telecom firm whose debt issues were originally rated below investment grade, and WorldCom at a loss. We also took losses in order to reduce the Fund's exposure to bonds of Qwest
Communications and AT&T Corporation.

The cable television sector was hurt earlier in the year by the bankruptcy of Adelphia Communications, a mainstay of the high yield bond market that is also mired in a corporate governance scandal. We sold the Fund's Adelphia bonds in the second quarter of 2002 at a loss.

                             www.prudential.com    (800) 225-1852

As the third quarter progressed, we began to invest in telecom bonds that we believed were oversold. This worked well because the fourth quarter of 2002 brought improvement in the prices of cable television and telecom bonds, particularly those of investment-grade quality. Investors were encouraged by the successful completion of the merger between AT&T
Broadband and Comcast Corporation, despite initial concerns about the heavy debt burden of the newly created entity.

LATE-YEAR RALLY IN CORPORATE BOND MARKET
Other favorable developments helped strengthen the investment environment for corporate bonds in the fourth quarter of 2002. There were hopes that a stronger economy would improve corporate profitability, particularly after the Federal Reserve cut short-term interest rates in November to help stimulate growth. Bargain hunting also helped boost prices of corporate bonds and stocks, but the late-year rally did not erase all of the earlier losses in telecom, cable television, and certain other volatile sectors. We took advantage of the price increases by taking profits on the bonds of Continental Airlines and Mirant Americas Generation.

EMERGING MARKETS EXPOSURE WORKED WELL
Looking outside of the United States, the Fund also benefited from good security selection among emerging markets bonds. The Fund holds Russian bonds that rallied on higher oil prices and Russia's solid economic environment. The Fund also owned Mexican and Colombian bonds whose prices rallied late in the year along with Brazilian bonds. Investors were encouraged to invest in Latin American debt issues once it became clear that the incoming administration of President-elect Luiz Inacio Lula da Silva would continue Brazil's market-friendly policies.

Prudential Total Return Bond Fund, Inc.

Annual Report    December 31, 2002

LOOKING AHEAD
We believe that the worst of the credit quality problems is over in the corporate bond market.
Companies are reducing debt, curtailing their spending, selling noncore assets, and taking other steps to improve their balance sheets. In
2003, we expect positive economic conditions to help boost corporate profitability, which in turn, would help improve corporate credit quality. The bottom line is that we expect a less risk-averse market environment in 2003 that will likely allow corporate bonds to outperform
Treasuries. Consequently, we seek to invest in corporate bonds whose level of risk is commensurate with their potential returns.

Prudential Total Return Bond Fund, Inc. Management Team

                                               ANNUAL REPORT
                                               DECEMBER 31, 2002


PRUDENTIAL
TOTAL RETURN BOND FUND, INC.


                                               FINANCIAL STATEMENTS

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2002

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.2%
-------------------------------------------------------------------------------------
Asset Backed Securities  3.8%
Aaa             $    5,000(a)    Citibank Credit Card, Master Trust I,
                                  Ser. 1999-5, Class A,
                                  6.10%, 5/15/08                      $    5,509,354
B1                   4,050       Lehman Brothers, Inc., TRAINS,
                                  8.649%, 2/1/12(g)                        3,909,911
Aaa                  4,700       MBNA Master Credit Card Trust II,
                                  Ser. 1999-J,
                                  7.00%, 2/15/12                           5,400,296
                                                                      --------------
                                 Total asset backed securities            14,819,561
                                                                      --------------
-------------------------------------------------------------------------------------
Domestic Corporate Bonds  35.8%
B1                     370       AK Steel Corp., Gtd. Notes,
                                  7.75%, 6/15/12                             372,775
Ba3                    615       Allied Waste North America, Inc.,
                                  Sr. Notes, Ser. B,
                                  7.375%, 1/1/04                             615,000
Baa2                   800       Amerada Hess Corp., Notes,
                                  5.30%, 8/15/04                             833,176
Ba2                    250(b)    American Axle & Manufacturing,
                                  Inc.,
                                  Sr. Sub. Notes,
                                  9.75%, 3/1/09                              268,125
Baa1                 1,000       AOL Time Warner, Inc., Notes,
                                  6.875%, 5/1/12                           1,056,104
Baa2                    65       Aon Corp., Notes,
                                  7.375%, 12/14/12                            67,876
                                 AT&T Corp.,
Baa2                 1,000       Notes,
                                  6.50%, 3/15/13                           1,003,127
Baa2                 2,000       Sr. Notes,
                                  8.00%, 11/15/31                          2,204,466
Baa2                   500       AT&T Wireless Services, Inc.,
                                  Notes,
                                  8.125%, 5/1/12                             502,500
A2                     140       Axa, Sub. Notes,
                                  8.60%, 12/15/30                            159,931

    8                                      See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Baa1            $    2,750       Bank United Corp., Sub. Notes,
                                  8.875%, 5/1/07                      $    3,234,984
Aa3                  1,500       Bell Telephone Co., Debs.,
                                  8.35%, 12/15/30                          1,889,970
Baa2                 2,000       BJ Services Co., Notes, Ser. B,
                                  7.00%, 2/1/06                            2,189,842
Baa3                 1,200       Boise Cascade Corp., Notes,
                                  7.50%, 2/1/08                            1,248,060
                                 Calenergy, Inc., Sr. Notes,
Baa3                 2,000       6.96%, 9/15/03                            2,046,118
Baa3                 2,000       7.23%, 9/15/05                            2,152,492
                                 Capital One Bank,
Baa2                   110       Notes,
                                  6.50%, 7/30/04                             107,579
Baa2                    90       Sr. Notes,
                                  6.875%, 2/1/06                              87,071
Baa2                   750       CenturyTel, Inc., Sr. Notes,
                                  7.875%, 8/15/12                            887,679
B3                     150       Charter Communication Holdings
                                  LLC,
                                  Sr. Notes,
                                  8.625%, 4/1/09                              67,005
A2                     450       CIT Group, Inc., Sr. Notes,
                                  5.50%, 11/30/07                            460,071
Aa2                  1,400(b)    Citigroup, Inc., Sub. Notes,
                                  6.625%, 6/15/32                          1,528,419
Baa3                 1,000       Clear Channel Communications,
                                  Inc.,
                                  Sr. Notes,
                                  7.25%, 9/15/03                           1,020,181
Ba2                    500(b)    Coastal Corp., Notes,
                                  7.50%, 8/15/06                             410,000
Baa1                 3,500       Commonwealth Edison Co., Notes,
                                  7.625%, 1/15/07                          3,963,043
A2                     135       Computer Sciences Corp., Notes,
                                  6.75%, 6/15/06                             146,303
A3                     600       ConocoPhillips, Notes,
                                  6.375%, 3/30/09                            666,172

    See Notes to Financial Statements                                      9

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Baa1            $      645       Continental Airlines, Inc., Pass
                                  Through Trust, Ser. 2000-1,
                                  Class A-1,
                                  8.048%, 11/1/20                     $      566,974
Baa2                   500(b)    Cox Communications, Inc., Notes,
                                  7.125%, 10/1/12                            555,367
B1                     825       CSC Holdings, Inc., Sr. Notes,
                                  7.25%, 7/15/08                             768,281
Baa2                 2,000       Dominion Fiber Ventures LLC,
                                  Sr. Sec'd. Notes,
                                  7.05%, 3/15/05                           1,950,000
Baa1                   165       Dominion Resources, Inc., Bonds,
                                  6.75%, 12/15/32                            169,341
A3                   1,000       Dow Chemical Co., Notes,
                                  5.75%, 11/15/09                          1,034,586
Baa2                 2,000       Duke Energy Field Services LLC,
                                  Notes,
                                  7.50%, 8/16/05                           2,108,262
Baa1                   800       Duke Realty L.P., Sr. Notes,
                                  7.30%, 6/30/03                             818,955
Baa2                   500       Energy East Corp., Notes,
                                  6.75%, 6/15/12                             546,301
Baa1                   375       Equifax, Inc., Notes,
                                  4.95%, 11/1/07                             381,561
                                 ERP Operating L.P., Notes,
Baa1                 1,200       6.63%, 4/13/15                            1,276,016
Baa1                   375       7.10%, 6/23/04                              396,695
Baa2                 3,000       FirstEnergy Corp., Notes, Ser. B,
                                  6.45%, 11/15/11                          2,984,529
                                 Ford Motor Credit Co.,
A3                   3,225(b)    Notes,
                                  7.875%, 6/15/10                          3,245,201
A3                     350       Sr. Notes,
                                  5.80%, 1/12/09                             324,623
Baa3                 1,500       Fred Meyer, Inc., Gtd. Notes,
                                  7.15%, 3/1/03                            1,509,698

    10                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Aaa             $    1,200       General Electric Capital Corp.,
                                  M.T.N.,
                                  Ser. A,
                                  5.45%, 1/15/13                      $    1,246,483
A2                   2,380(b)    General Motors Acceptance Corp.,
                                  Notes,
                                  6.875%, 9/15/11                          2,373,479
Baa3                   600       Goodrich Corp., Notes,
                                  7.625%, 12/15/12                           619,544
Ba1                    160       Harrah's Operating Co., Inc., Gtd.
                                  Notes,
                                  7.875%, 12/15/05                           169,600
                                 HCA, Inc., Notes,
Ba1                  3,000       7.125%, 6/1/06                            3,179,211
Ba1                    450       6.91%, 6/15/05                              472,840
Ba3                    295(b)    HEALTHSOUTH Corp., Notes,
                                  7.625%, 6/1/12                             243,375
A3                     120       Hewlett-Packard Co., Notes,
                                  7.15%, 6/15/05                             131,893
Ba3                    750(b)    Host Marriott Corp., Gtd. Notes,
                                  7.875%, 8/1/08                             727,500
                                 Household Finance Corp., Notes,
A2                     290       5.75%, 1/30/07                              303,518
A2                     600       6.375%, 11/27/12                            626,359
A2                     155       6.75%, 5/15/11                              165,259
A2                     490       7.00%, 5/15/12                              536,692
A3                   1,000       Ingersoll-Rand Co., Notes,
                                  5.80%, 6/1/04                            1,043,251
A1                   1,200       International Business Machines
                                  Corp., Bonds,
                                  4.75%, 11/29/12                          1,204,645
Ba1                  2,000       ITT Corp., Notes,
                                  6.75%, 11/15/03                          2,015,000
A2                     900       J.P. Morgan Chase & Co., Sub.
                                  Notes,
                                  5.75%, 1/2/13                              911,386
Baa2                 1,500       Kerr-McGee Corp., Notes,
                                  5.875%, 9/15/06                          1,626,213
Ba1                  1,040       Lear Corp., Sr. Notes, Ser. B,
                                  7.96%, 5/15/05                           1,067,300

    See Notes to Financial Statements                                     11

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
------------------------------------------------------------------------------------------
A2              $    1,175       Lehman Brothers Holdings, Inc.,
                                  Notes,
                                  6.625%, 2/5/06                      $    1,280,100
Ba2                  2,000(b)    Limestone Electron Trust,
                                  Sr. Sec'd. Notes,
                                  8.625%, 3/15/03                          1,890,000
Ba3                    600       Mirant Americas Generation LLC,
                                  Sr. Notes,
                                  9.125%, 5/1/31                             267,000
Ba3                  1,000       Navistar International Corp.,
                                  Sr. Notes, Ser. B,
                                  7.00%, 2/1/03                            1,018,026
Baa3                 6,000       News America, Inc., Gtd. Notes,
                                  6.703%, 5/21/04                          6,076,014
                                 Niagara Mohawk Power Corp.,
                                  First Mtge. Bonds,
Baa2                 2,000       6.875%, 4/1/03                            2,020,808
Baa2                 2,000       7.375%, 8/1/03                            2,056,932
Baa2                 2,000       8.00%, 6/1/04                             2,148,256
                                 Nisource Finance Corp., Gtd.
                                  Notes,
Baa3                   200       7.625%, 11/15/05                            208,891
Baa3                 1,400       7.875%, 11/15/10                          1,538,638
Baa1                   800       Norfolk Southern Corp., Bonds,
                                  7.80%, 5/15/27                             972,002
A3                     400       Northern States Power Co.,
                                  First Mtge. Bonds,
                                  8.00%, 8/28/12                             453,448
Baa1                   700       Oncor Electric Delivery Co.,
                                  Sr. Sec'd. Notes,
                                  6.375%, 1/15/15                            714,363
B3                     500       Pacific Gas & Electric Co., First
                                  Mtge. Bonds, Ser. 93C,
                                  6.25%, 8/1/03                              495,000
Baa2                 1,759       Pactiv Corp., Debs.,
                                  8.125%, 6/15/17                          2,009,749

    12                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
------------------------------------------------------------------------------------------
                                 Park Place Entertainment Corp.,
                                  Sr. Sub. Notes,
Ba2             $    1,310       7.875%, 12/15/05                     $    1,332,925
Ba2                    480       7.875%, 3/15/10                             488,400
                                 Parker & Parsley Petroleum Co.,
                                  Sr. Notes,
Ba1                    715       8.25%, 8/15/07                              764,534
Ba1                    540(b)    8.875%, 4/15/05                             579,210
A1                     230       Pharmacia Corp., Debs.,
                                  6.50%, 12/1/18                             252,797
Baa1                 4,300       PHH Corp., M.T.N.,
                                  8.125%, 2/3/03                           4,298,919
Ba2                  3,500       Pinnacle One Partners L.P.,
                                  Sr. Notes,
                                  8.83%, 8/15/04                           3,290,000
A3                     300       PNC Funding Corp., Gtd. Notes,
                                  7.50%, 11/1/09                             346,150
A3                   2,000       Popular North America, Inc.,
                                  M.T.N.,
                                  Ser. E, F.R.N.,
                                  3.425%, 10/15/03                         2,014,924
Baa3                 2,000       Quest Diagnostics, Inc., Sr.
                                  Notes,
                                  6.75%, 7/12/06                           2,179,288
                                 Raytheon Co., Notes,
Baa3                 3,000       7.90%, 3/1/03                             3,020,328
Baa3                   500       4.50%, 11/15/07                             508,046
Baa3                   500       8.30%, 3/1/10                               594,321
Baa2                 1,700       Regency Centers L.P., Gtd. Notes,
                                  6.75%, 1/15/12                           1,835,597
A3                   1,500       Rockwell International Corp.,
                                  Debs.,
                                  5.20%, 1/15/98                           1,271,064
A3                     255       Sara Lee Corp., Debs.,
                                  6.125%, 11/1/32                            268,538
Baa3                 1,010       Seagull Energy Corp., Sr. Notes,
                                  7.875%, 8/1/03                           1,031,463
Baa3                   355       Sealed Air Corp., Gtd. Notes,
                                  8.75%, 7/1/08                              390,076

    See Notes to Financial Statements                                     13

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
------------------------------------------------------------------------------------------
B1              $      900       Silgan Holdings, Inc., Sr. Sub.
                                  Debs.,
                                  9.00%, 6/1/09                       $      938,250
Ba3                  2,000       Southern California Edison Co.,
                                  Notes,
                                  6.375%, 1/15/06                          1,850,000
Baa3                   820(b)    Sprint Capital Corp., Notes,
                                  8.375%, 3/15/12                            815,900
                                 Tele-Communications, Inc.,
                                  Notes,
Baa3                 1,500       6.875%, 2/15/06                           1,585,495
Baa3                 2,000       8.25%, 1/15/03                            2,071,400
                                 Debs.,
Baa3                 1,500       10.125%, 4/15/22                          1,722,462
                                 Telecomunica de Puerto Rico, Inc.,
                                  Sr. Notes,
Baa1                 1,800       6.65%, 5/15/06                            1,905,790
Baa1                 1,500       6.80%, 5/15/09                            1,536,591
Baa3                   150       Tenet Healthcare Corp., Sr. Notes,
                                  6.50%, 6/1/12                              135,750
Baa1                   300       Time Warner, Inc., Debs.,
                                  9.15%, 2/1/23                              344,467
A3                     750       Tosco Corp., Notes,
                                  7.25%, 1/1/07                              846,941
Baa2                   165       Transocean, Inc., Notes,
                                  6.625%, 4/15/11                            181,681
Ba1                    735(b)    Tricon Global Restaurants, Inc.,
                                  Sr. Notes,
                                  8.875%, 4/15/11                            797,475
                                 TRW, Inc., Notes,
Baa3                   700       7.125%, 6/1/09                              782,592
Baa3                 1,000       8.75%, 5/15/06                            1,142,637
A1                     500       Unilever Capital Corp., Gtd.
                                  Notes,
                                  5.90%, 11/15/32                            511,467
Ba1                    330(b)    Unisys Corp., Sr. Notes,
                                  8.125%, 6/1/06                             344,025
Baa3                    85       UnumProvident Corp., Sr. Notes,
                                  7.625%, 3/1/11                              84,887

    14                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Baa3            $      560       USA Interactive, Notes,
                                  7.00%, 1/15/13                      $      579,053
Baa2                   475       Valero Energy Corp., Sr. Notes,
                                  6.70%, 1/15/13                             486,061
Baa1                 2,600       Walt Disney Co., M.T.N., Ser. B,
                                  5.875%, 12/15/17                         2,640,165
                                 Waste Management, Inc.,
Ba1                    450       Debs.,
                                  7.65%, 3/15/11                             493,477
Ba1                    800       Sr. Notes,
                                  7.75%, 5/15/32                             859,523
Baa2                 1,000       Weyerhaeuser Co., Debs.,
                                  7.375%, 3/15/32                          1,084,528
Baa2                 2,000       World Color Press, Inc.,
                                  Sr. Sub. Notes,
                                  7.75%, 2/15/09                           2,066,048
                                                                      --------------
                                 Total domestic corporate bonds          139,910,479
                                                                      --------------
-------------------------------------------------------------------------------------
Foreign Corporate Bonds(d)  6.6%
Aa1                  1,500       African Development Bank
                                  (Ivory Coast), Sub. Notes,
                                  6.875%, 10/15/15                         1,751,244
A3                   1,000(b)    Bombardier, Inc. (Canada), Notes,
                                  6.75%, 5/1/12                              890,000
Ba1                  1,900       Cemex S.A. (Mexico), Notes,
                                  9.625%, 10/1/09                          2,137,500
                                 Cho Hung Bank (Korea), Sub. Notes,
Baa3                   615       11.50%, 4/1/10                              706,792
Baa3                 1,500       11.875%, 4/1/10                           1,727,408
Baa3                 1,000       Falconbridge Ltd. (Canada), Notes,
                                  7.35%, 6/5/12                            1,035,870
Baa3                 1,500       France Telecom S.A. (France),
                                  Notes,
                                  7.75%, 3/1/11                            1,734,405
Baa3                   750       Koninklijke (Royal) KPN N.V.
                                  (Netherlands), Sr. Notes,
                                  8.00%, 10/1/10                             878,306

    See Notes to Financial Statements                                     15

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Baa1            $    1,000(b)    PCCW-HKTC Capital Ltd. (Hong
                                  Kong),
                                  Gtd. Notes,
                                  7.75%, 11/15/11                     $    1,074,285
Baa1                 2,800       Pemex Finance, Ltd. (Mexico),
                                  Notes,
                                  9.14%, 8/15/04                           2,973,208
                                 Petroleos Mexicanos (Mexico),
Baa1                   825       Gtd. Notes,
                                  8.85%, 9/15/07                             946,687
Baa1                 1,700(b)    Notes, Ser. P,
                                  9.50%, 9/15/27                           1,955,000
Baa1                 1,530       Petronas Capital Ltd. (Malaysia),
                                  Gtd. Notes,
                                  7.00%, 5/22/12                           1,666,129
Baa3                   875       Rogers Cablesystems, Ltd.
                                  (Canada),
                                  Sr. Sec'd. Notes, Ser. B,
                                  10.00%, 3/15/05                            901,250
A3                     500       Telefonos de Mexico S.A. (Mexico),
                                  Sr. Notes,
                                  8.25%, 1/26/06                             547,500
A3                   1,265       Thomson Corp. (Canada), Notes,
                                  6.20%, 1/5/12                            1,380,999
Baa2                 2,750       United Mexican States (Mexico),
                                  Notes,
                                  8.375%, 1/14/11                          3,107,500
Baa2                   560       United News & Media PLC
                                  (United Kingdom), Notes,
                                  7.25%, 7/1/04                              582,221
                                                                      --------------
                                 Total foreign corporate bonds            25,996,304
                                                                      --------------
-------------------------------------------------------------------------------------
Foreign Government Securities  3.1%
B2                     517       Federal Republic of Brazil, Bonds,
                                  Ser. C,
                                  8.00%, 4/15/14                             340,054
AAA(f)           CAD 5,830       Government of Canada, Bonds,
                                  4.50%, 9/1/07                            3,773,291
Aaa              NZD 8,264       Government of New Zealand, Bonds,
                                  6.50%, 4/15/13                           4,452,172

    16                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Ba3             $    1,100       Government of Russia, Bonds,
                                  8.25%, 3/31/10                      $    1,163,250
A1                     125       Hydro-Quebec, Debs., Ser. IU,
                                  7.50%, 4/1/16                              156,003
Ba2                    858       Republic of Colombia, Notes,
                                  10.75%, 1/15/13                            888,030
Baa3                   496       Republic of Croatia, Bonds,
                                  Ser. B, F.R.N.,
                                  2.6875%, 1/31/03                           491,944
Baa3                   700       Republic of El Salvador, Bonds,
                                  7.75%, 1/24/23                             696,500
                                                                      --------------
                                 Total foreign government
                                  securities                              11,961,244
                                                                      --------------
-------------------------------------------------------------------------------------
Mortgage Backed Securities  33.3%
                                 Federal Home Loan Mortgage Corp.,
                       175(e)    6.50%, 7/1/32                               182,290
                       463(e)    6.50%, 8/1/32                               482,142
                     1,019(e)    6.50%, 9/1/32                             1,061,786
                     7,049(e)    7.00%, 9/1/32                             7,408,378
                                 Federal National Mortgage
                                  Association,
                     8,000       5.00%, TBA                                8,192,496
                       443(e)    5.50%, 1/1/17                               460,354
                       941(e)    5.50%, 2/1/17                               976,775
                       506(e)    5.50%, 3/1/17                               467,225
                     1,897(e)    5.50%, 4/1/17                             1,969,132
                       948(e)    5.50%, 5/1/17                               984,117
                    17,000       5.50%, TBA                               17,497,196
                       974(e)    6.00%, 9/1/17                             1,020,076
                     8,409(e)    6.00%, 10/1/32                            8,704,181
                       493(e)    6.00%, 11/1/32                              510,144
                    13,000       6.00%, TBA                               13,434,694
                     4,055(e)    6.50%, 12/1/17                            4,278,786
                     2,181(e)    6.50%, 8/1/32                             2,271,999
                     4,698(e)    6.50%, 9/1/32                             4,893,681
                       555(e)    6.50%, 10/1/32                              578,105
                    27,100       6.50%, TBA                               28,222,857
                     3,500(e)    6.625%, 10/15/07                          4,051,810

    See Notes to Financial Statements                                     17

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
------------------------------------------------------------------------------------------
                $   12,784(e)    7.00%, 3/1/32                        $   13,443,791
                     2,810(b)(e) 6.125%, 3/15/12                           3,203,347
                                 Government National Mortgage
                                  Association,
                     3,475(e)    6.50%, 9/15/32                            3,649,619
                     2,500       6.50%, TBA                                2,621,875
                                                                      --------------
                                 Total mortgage backed securities        130,566,856
                                                                      --------------
-------------------------------------------------------------------------------------
U.S. Government Securities  6.7%
                                 United States Treasury Bonds,
                       300       8.125%, 8/15/21                             422,180
                     2,645(b)    9.25%, 2/15/16                            3,924,931
                     1,455(b)    11.25%, 2/15/15                           2,423,087
                                 United States Treasury Notes,
                     1,715       3.00%, 11/15/07                           1,736,437
                     5,315       3.375%, 1/15/07                           5,756,025
                     1,780       5.625%, 5/15/08                           2,019,465
                       530       6.00%, 8/15/09                              616,208
                     1,030(b)    4.00%, 11/15/12                           1,044,565
                                 United States Treasury Strips,
                                  P/O,
                     4,305       Zero Coupon, 11/15/18                     1,917,761
                    19,125(b)    Zero Coupon, 5/15/17 - 5/15/25            6,528,403
                                                                      --------------
                                 Total U.S. government securities         26,389,062
                                                                      --------------
-------------------------------------------------------------------------------------
Collateralized Mortgage Obligations  3.9%
AAA(f)               2,670       First Union National Bank
                                  Commercial Mortgage Trust, Ser.
                                  2000-C2,
                                  Class A2,
                                  7.202%, 10/15/32                         3,117,062
Aaa                    750       Morgan Stanley Dean Witter Capital
                                  I,
                                  Ser. 2000-A3,
                                  7.36%, 2/23/34                             868,524
AAA(f)               5,000       PNC Mortgage Acceptance Corp.,
                                  Ser. 1999, Class A-1B,
                                  7.33%, 12/10/32                          5,842,547

    18                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Aaa             $    3,800       Wachovia Bank Commercial Mortgage
                                  Trust, Ser. 2002-C2, Class A4,
                                  4.98%, 11/15/34                     $    3,886,038
Aaa                  1,400       Washington Mutual, Ser. 2002-AR15,
                                  Class A-5,
                                  4.38%, 12/15/32                          1,407,098
                                                                      --------------
                                 Total collateralized mortgage
                                  obligations                             15,121,269
                                                                      --------------
                                 Total long-term investments
                                  (cost $353,281,695)                    364,764,775
                                                                      --------------
SHORT-TERM INVESTMENTS  36.6%

Shares               Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
Money Market Fund
   143,371,570(c)    Prudential Core Investment Fund- Taxable
                      Money Market Series (Note 3)
                      (cost $143,371,570)                              143,371,570
                                                                    --------------
                     Total Investments  129.8%
                      (cost $496,653,265; Note 5)                      508,136,345
                     Liabilities in excess of other
                      assets  (29.8%)                                 (116,679,617)
                                                                    --------------
                     Net Assets  100.0%                             $  391,456,728
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     19

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

F.R.N.--Floating Rate Note.
M.T.N.--Medium Term Note.
P/O--Principal Only Security.
TBA--Securities purchased on a forward commitment basis.
(a) Portion of security segregated as collateral for financial futures contracts.
(b) Securities or portion thereof, on loan, see Note 4.
(c) Represents security or portion thereof, purchased with cash collateral received for securities on loan; see Note 4.
(d) US$ denominated foreign bonds.
(e) All or a portion of security segregated as collateral for TBA securities.
(f) Standard & Poor's rating.
(g) TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or principal distributed.

The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    20                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

The industry classification of portfolio holdings and other liabilities shown as a percentage of net assets as of December 31, 2002 was as follows:
Money Market...........................................................   36.6%
Mortgage Backed Securities.............................................   33.3
Electric & Related.....................................................    6.9
U.S. Government Securities.............................................    6.7
Foreign Corporate Bonds................................................    6.6
Financial Services.....................................................    4.8
Collateralized Mortgage Obligations....................................    3.9
Asset Backed Securities................................................    3.8
Foreign Government Securities..........................................    3.1
Oil & Gas Exploration & Production.....................................    3.0
Media..................................................................    2.8
Telecommunications.....................................................    2.7
Cable..................................................................    1.9
Healthcare.............................................................    1.7
Environmental..........................................................    1.6
Aerospace..............................................................    1.4
Paper & Packaging......................................................    1.4
General Industries.....................................................    1.2
Lodging................................................................    1.2
Automotive.............................................................    1.1
Real Estate............................................................    1.1
Transportation.........................................................    0.7
Printing & Publishing..................................................    0.5
Technology.............................................................    0.5
Food & Beverage........................................................    0.4
Grocery Stores.........................................................    0.4
Chemicals..............................................................    0.3
Insurance..............................................................    0.1
Metals.................................................................    0.1
Liabilities in excess of other assets..................................  (29.8)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     21

       Prudential Total Return Bond Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value including securities on loan of
   $30,343,586
   (cost $496,653,265)                                            $ 508,136,345
Cash                                                                     10,740
Receivable for investments sold                                       9,701,887
Dividends and interest receivable                                     3,980,163
Receivable for Fund shares sold                                         646,636
Unrealized appreciation on forward currency contracts                    71,231
Receivable for securities lending income                                 67,739
Other assets                                                              4,641
                                                                -----------------
      Total assets                                                  522,619,382
                                                                -----------------
LIABILITIES
Payable for investments purchased                                    97,550,344
Payable to broker for collateral for securities on loan
(Note 4)                                                             31,473,639
Payable for Fund shares reacquired                                    1,159,907
Unrealized depreciation on forward currency contracts                   243,757
Accrued expenses                                                        220,277
Distribution fee payable                                                197,913
Management fee payable                                                  164,019
Securities lending rebate payable                                        46,552
Due to broker - variation margin                                         40,938
Deferred director's fees payable                                         35,008
Dividends payable                                                        30,300
                                                                -----------------
      Total liabilities                                             131,162,654
                                                                -----------------
NET ASSETS                                                        $ 391,456,728
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $      30,871
   Paid-in capital in excess of par                                 409,451,507
                                                                -----------------
                                                                    409,482,378
   Overdistribution of net investment income                            (30,175)
   Accumulated net realized loss on investments and foreign
      currency transactions                                         (29,216,791)
   Net unrealized appreciation on investments, financial
      futures and foreign currencies                                 11,221,316
                                                                -----------------
Net assets, December 31, 2002                                     $ 391,456,728
                                                                -----------------
                                                                -----------------

    22                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($120,936,354 / 9,536,408 shares of common stock issued
      and outstanding)                                                   $12.68
   Maximum sales charge (4% of offering price)                              .53
                                                                -----------------
   Maximum offering price to public                                      $13.21
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($187,581,774 / 14,791,209 shares of common stock
      issued and outstanding)                                            $12.68
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($21,513,469 / 1,696,371 shares of common stock issued
      and outstanding)                                                   $12.68
   Sales charge (1% of offering price)                                      .13
                                                                -----------------
   Offering price to public                                              $12.81
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($61,425,131 / 4,847,327 shares of common stock
      issued and outstanding)                                            $12.67
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     23

       Prudential Total Return Bond Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $21,603,557
   Dividend                                                          1,660,272
   Income from securities lending, net                                 159,876
                                                                -----------------
   Total income                                                     23,423,705
                                                                -----------------
Expenses
   Management fee                                                    1,818,120
   Distribution fee--Class A                                           251,728
   Distribution fee--Class B                                         1,916,878
   Distribution fee--Class C                                           145,377
   Transfer agent's fees and expenses                                  774,000
   Custodian's fees and expenses                                       182,000
   Reports to shareholders                                             172,000
   Legal fees and expenses                                              74,000
   Registration fees                                                    70,000
   Audit fee                                                            33,000
   Directors' fees                                                      12,000
   Miscellaneous                                                        13,126
                                                                -----------------
      Total expenses                                                 5,462,229
                                                                -----------------
Net investment income                                               17,961,476
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                          (5,161,129)
   Financial futures transactions                                    1,654,618
   Foreign currency transactions                                    (1,448,745)
   Short sale transactions                                             (31,823)
   Written options                                                     (51,895)
                                                                -----------------
                                                                    (5,038,974)
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investment transactions                                           9,031,393
   Financial futures transactions                                      (54,582)
   Foreign currencies                                                 (214,338)
                                                                -----------------
                                                                     8,762,473
                                                                -----------------
Net gain on investments                                              3,723,499
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $21,684,975
                                                                -----------------
                                                                -----------------

    24                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Statement of Changes in Net Assets

                                                     Year Ended December 31,
                                                ----------------------------------
                                                      2002               2001
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income                          $  17,961,476      $  18,687,575
   Net realized loss on investments and
      foreign currency transactions                  (5,038,974)        (2,421,762)
   Net change in unrealized appreciation of
      investments and foreign currencies              8,762,473          2,332,251
                                                -----------------    -------------
   Net increase in net assets resulting from
      operations                                     21,684,975         18,598,064
                                                -----------------    -------------
Dividends (Note 1)
   Dividends from net investment income
      Class A                                        (5,488,819)        (4,802,274)
      Class B                                        (9,087,311)        (9,782,725)
      Class C                                          (961,045)          (728,171)
      Class Z                                        (2,950,535)        (3,525,567)
                                                -----------------    -------------
                                                    (18,487,710)       (18,838,737)
                                                -----------------    -------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                    159,244,879        170,142,281
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                      15,626,036         15,907,385
   Cost of shares reacquired                       (128,291,292)      (132,394,736)
                                                -----------------    -------------
   Net increase in net assets from Fund share
      transactions                                   46,579,623         53,654,930
                                                -----------------    -------------
Total increase                                       49,776,888         53,414,257
NET ASSETS
Beginning of year                                   341,679,840        288,265,583
                                                -----------------    -------------
End of year(a)                                    $ 391,456,728      $ 341,679,840
                                                -----------------    -------------
                                                -----------------    -------------
------------------------------
(a) Includes undistributed net investment
    income of                                     $          --      $     377,323
                                                -----------------    -------------

    See Notes to Financial Statements                                     25

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements

      Prudential Total Return Bond Fund, Inc. (the 'Fund'), which was incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is total return. The Fund seeks to achieve its objective through a mix of current income and capital appreciation as determined by the Fund's investment adviser. This means we allocate assets primarily among debt securities, including U.S. Government securities, mortgage-related securities, corporate securities and foreign securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Securities listed on a securities exchange are
valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange and futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
(loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should
                                                                          27

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain
(loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      Financial futures contracts, options and forward currency contracts involve elements of both market and credit risk in excess of the amounts reported on the Statement of Assets and Liabilities.

      Dollar Rolls:    The Fund may enter into mortgage dollar rolls in which
the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund's policy is to record the components of the dollar rolls as purchase and sale transactions. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales and proceeds and the lower repurchase price is recorded as interest income. The Fund had dollar rolls outstanding as of December 31, 2002, which are included in Receivable for Investments Sold and Payable for Investments Purchased on the Statement of Assets and Liabilities. The Fund maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

      The Fund is subject to the risk that the market value of the securities is obligated to repurchase under the agreement decline below the repurchase price.

      Securities Lending:    The Fund may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate and securities lending agent fee, for lending its securities in the form of interest or dividends on the collateral received for the securities loaned. The Fund is entitled to any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Short Sales:    The Fund may sell a security it does not own in
anticipation of a decline in the market value of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Fund may have to pay a fee to borrow the particular securities and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at the time of termination is less or greater than the proceeds originally received, respectively.
                                                                          29

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income monthly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2002, such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares, 1% of the average daily net assets of Class B shares and .75 of 1% of the average daily net assets of Class C shares.

      PIMS has advised the Fund that it has received approximately $238,800 and $36,000 in front-end sales charges resulting from the sale of Class A and Class C shares, respectively, for the year ended December 31, 2002. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2002, it received approximately $386,800 and $11,000 in contingent deferred sales charges imposed upon redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with a group of banks. For the year ended December 31, 2002, the amounts of the commitment was $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% on the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and a wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2002, the Fund incurred fees of approximately $629,800 for the services of PMFS. As of December 31, 2002, approximately $52,400 of such fees were due to PMFS.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $28,300 in total networking fees, of which the amount relating to the services of
                                                                          31

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $26,800 for the year ended December 31, 2002. As of December 31, 2002, approximately $3,100 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      PSI is the securities lending agent for the Fund. For the year ended December 31, 2002, PSI has been compensated by the Fund approximately $50,900 for these services of which $2,400 is payable at December 31, 2002.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2002, the Fund earned approximately $1,660,300 and $159,900, from the Series by investing its excess cash and collateral received from securities lending, respectively.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 2002, aggregated $2,334,055,023 and $2,313,389,830, respectively.

      As of December 31, 2002, the Fund had securities on loan with an aggregated market value of $30,343,586. The Fund received $31,473,639 in cash as collateral for securities on loan which it used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

      During the year ended December 31, 2002, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2002, are as follows:

                                               Value at        Value at        Unrealized
Number of                      Expiration    December 31,       Trade         Appreciation
Contracts         Type            Date           2002            Date        (Depreciation)
---------    --------------    -----------   ------------    ------------    --------------
             Short
             Position:
    82       2-yr. U.S.
             Treasury Note     Mar. 2003     $ 17,645,375    $ 17,452,925      $ (192,450)
   159       10-yr. U.S.
             Treasury Note     Mar. 2003       18,292,453      17,659,600        (632,853)
             Long Position:
   196       5-yr. U.S.
             Treasury Note     Mar. 2003       22,197,000      21,891,581         305,419

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

                                               Value at        Value at        Unrealized
Number of                      Expiration    December 31,       Trade         Appreciation
Contracts         Type            Date           2002            Date        (Depreciation)
---------    --------------    -----------   ------------    ------------    --------------
   106       20-yr. U.S.
             Treasury Bond     Mar. 2003     $ 11,944,875    $ 11,516,792      $  428,083
                                                                             --------------
                                                                               $  (91,801)
                                                                             --------------
                                                                             --------------

      At December 31, 2002, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

                                                                 Value at
Foreign Currency                       Current Value at      Settlement Date        Unrealized
Purchase Contracts                     December 31, 2002         Payable           Appreciation
-----------------------------------    -----------------     ----------------     --------------
Canadian Dollars, expiring 1/21/03        $   475,066           $  475,000          $       66
New Zealand Dollars, expiring
  1/10/03                                     940,457              925,090              15,367
New Zealand Dollars, expiring
  1/10/03                                   1,003,563              985,248              18,315
                                       -----------------     ----------------     --------------
                                          $ 2,419,086           $2,385,338          $   33,748
                                       -----------------     ----------------     --------------
                                       -----------------     ----------------     --------------
                                                                 Value at           Unrealized
Foreign Currency                       Current Value at      Settlement Date       Appreciation
Sale Contracts                         December 31, 2002        Receivable        (Depreciation)
-----------------------------------    -----------------     ----------------     --------------
Canadian Dollars, expiring 1/21/03        $ 3,772,433           $3,809,916          $   37,483
New Zealand Dollars, expiring
  1/10/03                                   1,965,494            1,919,000             (46,494)
New Zealand Dollars, expiring
  1/10/03                                   4,384,569            4,187,306            (197,263)
                                       -----------------     ----------------     --------------
                                          $10,122,496           $9,916,222          $ (206,274)
                                       -----------------     ----------------     --------------
                                       -----------------     ----------------     --------------

      Transactions in options written during the year ended December 31, 2002, was as follows:

                                       Contracts      Premium
                                       ---------     ---------
Balance as of December 31, 2001             --       $      --
Options written                            325         100,933
Options closed                            (325)       (100,933)
                                       ---------     ---------
Balance as of December 31, 2002             --       $      --
                                       ---------     ---------
                                       ---------     ---------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net
                                                                          33

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

investment income and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2002, the adjustments were to increase overdistribution of net investment income and accumulated net realized loss by $679,589, due to the federal income tax treatment of net foreign exchange losses, sales of securities purchased with market discount and other tax adjustments. Net investment income, net realized losses and net assets were not affected by this change.

      For the years ended December 31, 2002 and December 31, 2001, the tax character of dividends paid of $18,487,710 and $18,838,737, respectively, was ordinary income.

      As of December 31, 2002, the accumulated undistributed earnings on a tax basis was $114,893 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to the deferral for federal tax purposes of post-October currency losses of approximately $317,600 as having occurred in the following fiscal year and other cumulative timing differences. As of December 31, 2002, the capital loss carryforward for tax purposes is approximately $28,509,600 of which $193,500 is expiring in 2006, $8,534,200 in 2007, $6,836,700 in 2008 and $12,945,200 in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the Statement of Assets and Liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $473,300 as having occurred in the following fiscal year.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of December 31, 2002 were as follows:

                                                          Other              Net
  Tax Basis                                            Cost Basis        Unrealized
of Investments    Appreciation      Depreciation       Adjustments      Appreciation
--------------   ---------------   ---------------   ---------------   ---------------
 $496,978,965      $12,595,875       $1,438,494          $2,562          $11,159,943

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to futures, forward currency contracts and mark to market on payables and receivables.

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock authorized, $.001 par value per share, divided into four classes, designated Class A, B, C and Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2002:
Shares sold                                                   4,669,413    $ 58,137,777
Shares issued in reinvestment of distributions                  367,129       4,578,242
Shares reacquired                                            (4,101,103)    (51,072,282)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    935,439      11,643,737
Shares issued upon conversion from Class B                    1,394,881      17,443,672
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 2,330,320    $ 29,087,409
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2001:
Shares sold                                                   4,334,134    $ 55,733,015
Shares issued in reinvestment of distributions                  309,337       3,962,978
Shares reacquired                                            (2,872,469)    (36,818,850)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,771,002      22,877,143
Shares issued upon conversion from Class B                      306,405       3,920,891
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 2,077,407    $ 26,798,034
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                   4,230,772    $ 52,741,421
Shares issued in reinvestment of distributions                  599,566       7,476,528
Shares reacquired                                            (3,654,087)    (45,470,056)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,176,251      14,747,893
Shares reacquired upon conversion into Class A               (1,394,881)    (17,443,672)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (218,630)   $ (2,695,779)
                                                             ----------    ------------
                                                             ----------    ------------

                                                                          35

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2001:
Shares sold                                                   4,705,334    $ 60,545,928
Shares issued in reinvestment of distributions                  621,356       7,959,698
Shares reacquired                                            (2,408,048)    (30,854,489)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  2,918,642      37,651,137
Shares reacquired upon conversion into Class A                 (306,405)     (3,920,891)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 2,612,237    $ 33,730,246
                                                             ----------    ------------
                                                             ----------    ------------
Class C
----------------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                     875,239    $ 10,893,836
Shares issued in reinvestment of distributions                   61,742         769,891
Shares reacquired                                              (612,280)     (7,618,015)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    324,701    $  4,045,712
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2001:
Shares sold                                                     929,757    $ 11,980,803
Shares issued in reinvestment of distribution                    44,443         569,237
Shares reacquired                                              (393,043)     (5,051,162)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   581,157    $  7,498,878
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                   3,011,843    $ 37,471,845
Shares issued in reinvestment of distributions                  224,837       2,801,375
Shares reacquired                                            (1,940,542)    (24,130,939)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,296,138      16,142,281
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2001:
Shares sold                                                   3,263,398    $ 41,882,535
Shares issued in reinvestment of distribution                   267,001       3,415,472
Shares reacquired                                            (4,663,840)    (59,670,235)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,133,441)   $(14,372,228)
                                                             ----------    ------------
                                                             ----------    ------------

                                                        ANNUAL REPORT
                                                        DECEMBER 31, 2002

            PRUDENTIAL
            TOTAL RETURN BOND FUND, INC.
--------------------------------------------------------------------------------

                                                        FINANCIAL HIGHLIGHTS

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   12.59
                                                                -----------------
Income from investment operations
Net investment income                                                     .65
Net realized and unrealized gain (loss) on investment
   transactions                                                           .12
                                                                -----------------
   Total from investment operations                                       .77
                                                                -----------------
Less distributions
Dividends from net investment income                                     (.68)
Distributions in excess of net investment income                           --
                                                                -----------------
      Total distributions                                                (.68)
                                                                -----------------
Net asset value, end of year                                        $   12.68
                                                                -----------------
                                                                -----------------
TOTAL RETURN(b)                                                          6.38%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                       $ 120,936
Average net assets (000)                                            $ 100,691
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.12%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .87%
   Net investment income                                                 5.30%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                658%

------------------------------
(a) Net of expense subsidy and/or fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    38                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  12.54             $  12.35             $  13.23             $  13.41
    --------             --------             --------             --------
         .79                  .81                  .83(a)               .85(a)
         .06                  .20                 (.86)                (.18)
    --------             --------             --------             --------
         .85                 1.01                 (.03)                 .67
    --------             --------             --------             --------
        (.80)                (.82)                (.82)                (.85)
          --                   --                 (.03)                  --(c)
    --------             --------             --------             --------
        (.80)                (.82)                (.85)                (.85)
    --------             --------             --------             --------
    $  12.59             $  12.54             $  12.35             $  13.23
    --------             --------             --------             --------
    --------             --------             --------             --------
        6.84%                8.60%                (.23)%               5.14%
    $ 90,733             $ 64,289             $ 62,660             $ 59,186
    $ 77,996             $ 59,196             $ 61,661             $ 51,915
        1.18%                1.24%                1.00%(a)              .90%(a)
         .93%                 .99%                 .75%(a)              .75%(a)
        6.11%                6.73%                6.41%(a)             6.36%(a)
         375%                 218%                 236%                 304%

    See Notes to Financial Statements                                     39

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   12.59
                                                                -----------------
Income from investment operations
Net investment income                                                     .56
Net realized and unrealized gain (loss) on investment
   transactions                                                           .12
                                                                -----------------
      Total from investment operations                                    .68
                                                                -----------------
Less distributions
Dividends from net investment income                                     (.59)
Distributions in excess of net investment income                           --
                                                                -----------------
      Total distributions                                                (.59)
                                                                -----------------
Net asset value, end of year                                        $   12.68
                                                                -----------------
                                                                -----------------
TOTAL RETURN(b)                                                          5.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                       $ 187,582
Average net assets (000)                                            $ 191,688
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.87%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .87%
   Net investment income                                                 4.60%

------------------------------
(a) Net of expense subsidy and/or fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    40                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  12.53             $  12.35             $  13.23             $  13.41
----------------     ----------------     ----------------     ----------------
         .73                  .75                  .77(a)               .77(a)
         .07                  .19                 (.86)                (.18)
----------------     ----------------     ----------------     ----------------
         .80                  .94                 (.09)                 .59
----------------     ----------------     ----------------     ----------------
        (.74)                (.76)                (.76)                (.77)
          --                   --                 (.03)                  --(c)
----------------     ----------------     ----------------     ----------------
        (.74)                (.76)                (.79)                (.77)
----------------     ----------------     ----------------     ----------------
    $  12.59             $  12.53             $  12.35             $  13.23
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        6.41%                7.97%                (.72)%               4.51%
    $188,996             $155,401             $170,706             $186,659
    $172,035             $157,836             $183,188             $172,326
        1.68%                1.74%                1.50%(a)             1.50%(a)
         .93%                 .99%                 .75%(a)              .75%(a)
        5.64%                6.20%                5.91%(a)             5.76%(a)

    See Notes to Financial Statements                                     41

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 12.59
                                                                    --------
Income from investment operations
Net investment income                                                    .58
Net realized and unrealized gain (loss) on investment
   transactions                                                          .13
                                                                    --------
      Total from investment operations                                   .71
                                                                    --------
Less distributions
Dividends from net investment income                                    (.62)
Distributions in excess of net investment income                          --
                                                                    --------
      Total distributions                                               (.62)
                                                                    --------
Net asset value, end of year                                         $ 12.68
                                                                    --------
                                                                    --------
TOTAL RETURN(b)                                                         5.85%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $21,513
Average net assets (000)                                             $19,384
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.62%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .87%
   Net investment income                                                4.81%

------------------------------
(a) Net of expense subsidy and/or fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    42                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  12.53              $12.35               $13.23               $13.41
    --------             -------              -------              -------
         .72                 .76                  .77(a)               .77(a)
         .08                 .19                 (.86)                (.18)
    --------             -------              -------              -------
         .80                 .95                 (.09)                 .59
    --------             -------              -------              -------
        (.74)               (.77)                (.76)                (.77)
          --                  --                 (.03)                  --(c)
    --------             -------              -------              -------        ---
        (.74)               (.77)                (.79)                (.77)
    --------             -------              -------              -------
    $  12.59              $12.53               $12.35               $13.23
    --------             -------              -------              -------
    --------             -------              -------              -------
        6.41%               8.13%                (.72)%               4.51%
    $ 17,272              $9,909               $9,257               $9,282
    $ 12,928              $8,822               $9,696               $7,390
        1.68%               1.74%                1.50%(a)             1.50%(a)
         .93%                .99%                 .75%(a)              .75%(a)
        5.59%               6.19%                5.91%(a)             5.76%(a)

    See Notes to Financial Statements                                     43

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 12.58
                                                                    --------
Income from investment operations
Net investment income                                                    .68
Net realized and unrealized gain (loss) on investment
   transactions                                                          .12
                                                                    --------
      Total from investment operations                                   .80
                                                                    --------
Less distributions
Dividends from net investment income                                    (.71)
Distributions in excess of net investment income                          --
                                                                    --------
      Total distributions                                               (.71)
                                                                    --------
Net asset value, end of year                                         $ 12.67
                                                                    --------
                                                                    --------
TOTAL RETURN(b)                                                         6.64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $61,425
Average net assets (000)                                             $51,861
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .87%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .87%
   Net investment income                                                5.54%

------------------------------
(a) Net of expense subsidy and/or fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    44                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  12.52             $  12.34             $  13.22             $  13.40
    --------             --------             --------             --------
         .83                  .84                  .86(a)               .87(a)
         .06                  .19                 (.86)                (.18)
    --------             --------             --------             --------
         .89                 1.03                   --                  .69
    --------             --------             --------             --------
        (.83)                (.85)                (.85)                (.87)
          --                   --                 (.03)                  --(c)
    --------             --------             --------             --------       ---
        (.83)                (.85)                (.88)                (.87)
    --------             --------             --------             --------
    $  12.58             $  12.52             $  12.34             $  13.22
    --------             --------             --------             --------
    --------             --------             --------             --------
        7.19%                8.81%                 .01%                5.30%
    $ 44,679             $ 58,667             $ 50,215             $ 52,879
    $ 54,052             $ 50,576             $ 51,729             $ 48,988
         .93%                 .99%                 .75%(a)              .75%(a)
         .93%                 .99%                 .75%(a)              .75%(a)
        6.46%                6.94%                6.67%(a)             6.51%(a)

    See Notes to Financial Statements                                     45

       Prudential Total Return Bond Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Total Return Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Total Return Bond Fund, Inc., (the 'Fund') at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 26, 2003

       Prudential Total Return Bond Fund, Inc.
             Tax Information (Unaudited)

      As required by the Internal Revenue Code, we are to advise you within 60 days of the Fund's fiscal year end (December 31, 2002) as to the federal tax status of dividends and distributions paid by the Fund.

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 5.30% of the dividends paid by the Fund qualifies for such deduction.

      During the fiscal year ended December 31, 2002, the Fund paid dividends from net investment income which was taxable as ordinary income. We wish to advise you that the corporate dividends received deduction for the Fund is 8.91%.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
                                                                          47

  Prudential Total Return Bond Fund, Inc.  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

      Independent Directors

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Delayne Dedrick Gold (64)       Director        Since 1996    Marketing Consultant.                88

Thomas T. Mooney (61)           Director        Since 1996    Chief Executive Officer, the         97        Director, President and
                                                              Rochester Business Alliance,                   Treasurer (since 1986)
                                                              formerly President of the                      of First Financial
                                                              Greater Rochester Metro                        Fund, Inc. and Director
                                                              Chamber of Commerce; Rochester                 (since 1988) of The
                                                              City Manager; formerly Deputy                  High Yield Plus Fund,
                                                              Monroe County Executive;                       Inc.
                                                              Trustee of Center for
                                                              Governmental Research, Inc.;
                                                              Director of Blue Cross of
                                                              Rochester and Executive
                                                              Service Corps of Rochester;
                                                              Director of the Rochester
                                                              Individual Practice
                                                              Association.

Stephen P. Munn (60)            Director        Since 1999    Formerly Chief Executive             72        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannet Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        Since 1994    Formerly Management Consultant       72
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Nancy H. Teeters (72)           Director        Since 1996    Economist; formerly Vice             71
                                                              President and Chief Economist
                                                              of International Business
                                                              Machines Corporation; formerly
                                                              Director of Inland Steel
                                                              Industries (July 1984-1999);
                                                              formerly Governor of The
                                                              Federal Reserve (September
                                                              1978-June 1984).

    48                                                                    49

 Prudential Total Return Bond Fund, Inc.  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        Since 1996    Formerly Chairman (January           72
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

       Interested Directors

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Vice            Since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential
                                                              Securities; formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996)
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-December
                                                              1996) of PMF; Vice President
                                                              and Director (since May 1992)
                                                              of Nicholas-Applegate Fund,
                                                              Inc.

    50                                                                    51

 Prudential Total Return Bond Fund, Inc.  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       Since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (55)              Vice            Since 2000    Executive Vice President             111
                                President                     (since 1999) of Prudential
                                and Director                  Investments; formerly various
                                                              positions to Senior Vice
                                                              President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute.

      Information pertaining to the officers of the Fund who are not also Directors is set forth below.

      Officers

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Fund       Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1996    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PIFM and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Deborah A. Docs (45)            Secretary       Since 1996    Vice President and Corporate
                                                              Counsel (since January 2001)
                                                              of Prudential; Vice President
                                                              and Assistant Secretary (since
                                                              December 1996) of PI.

    52                                                                    53

 Prudential Total Return Bond Fund, Inc.  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Fund       Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998; First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998)

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC), the Subadviser (Prudential Investment
      Management, Inc.) or the Distributor (Prudential Investment Management Services
      LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
      07102.
  *** There is no set term of office for Directors and officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    54                                                                    55

Prudential Total Return Bond Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.prudential.com    (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

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Prudential Total Return Bond Fund, Inc.

Class A    Growth of a $10,000 Investment

                      (CHART)

Average Annual Total Returns as of 12/31/02

                       One Year    Five Years    Since Inception
With Sales Charge       2.12%     4.45% (4.40)    6.89% (6.80)
Without Sales Charge    6.38%     5.30% (5.25)    7.44% (7.35)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential
Total Return Bond Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers Aggregate
Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class A shares (January 10, 1995) and the account values at the end of the current fiscal year
(December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class
A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class
A shares, the returns would have been lower. Without waiver of fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Index is an unmanaged index of investment-grade securities issued by the U.S.
government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The
Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund.
The Index is not the only one that may be used to characterize performance of taxable bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                       www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                   (CHART)

Average Annual Total Returns as of 12/31/02

                       One Year    Five Years      Since Inception
With Sales Charge       0.61%      4.56% (4.51)     6.81% (6.73)
Without Sales Charge    5.61%      4.71% (4.66)     6.81% (6.73)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential
Total Return Bond Fund, Inc. (Class B shares) with a similar investment in the Index by portraying the initial account values at the commencement of operations of Class B shares (January 10, 1995) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge
(CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Without waiver of fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity.
The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund.
The Index is not the only one that may be used to characterize performance of taxable bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Total Return Bond Fund, Inc.

Class C     Growth of a $10,000 Investment

                  (CHART)

Average Annual Total Returns as of 12/31/02

                      One Year    Five Years     Since Inception
With Sales Charge       3.81%    4.58% (4.53)     6.73% (6.64)
Without Sales Charge    5.85%    4.79% (4.74)     6.86% (6.78)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential
Total Return Bond Fund, Inc. (Class C shares) with a similar investment in the Index by portraying the initial account values at the commencement of operations of Class C shares (January 10, 1995) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class
C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Without waiver of fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed.
The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund.
The Index is not the only one that may be used to characterize performance of taxable bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                             www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                  (CHART)

Average Annual Total Returns as of 12/31/02

            One Year     Five Years      Since Inception
             6.64%      5.55% (5.50)      6.55% (6.49)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential
Total Return Bond Fund, Inc. (Class Z shares) with a similar investment in the Index by portraying the initial account values at the commencement of operations of Class Z shares (September 16, 1996) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses.The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity.
The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund.
The Index is not the only one that may be used to characterize performance of taxable bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PDBAX    74438M108
Class B         PRDBX    74438M207
Class C         PDBCX    74438M306
Class Z         PDBZX    74438M405

MF166E    IFS-A077598